                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                           CUSIP NO. 885793 10 9

           NUMBER                                              SHARES
                                 3DShopping.com


                   AUTHORIZED COMMON STOCK: 10,000,000 SHARES
                                NO PAR VALUE

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE RECORD HOLDER OF

                  -- Shares of 3DSHOPPING.COM Common Stock --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:


/s/                                           /s/
----------------------------------   [Seal]   ----------------------------------
                         SECRETARY                                     PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ..........Custodian..........
         TEN ENT -- as tenants by the entireties                            (Cust)             (Minor)
         JT TEN  -- as joint tenants with right                           under Uniform Gifts to Minors
                    of survivorship and not as                            Act .........................
                    tenants in common                                                 (State)

    Additional abbreviations may also be used though not in the above list.

       For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________



          ______________________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER